Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2002


John Hancock Small Cap Equity Fund

On page 22, the fourth paragraph in the "Goal and Strategy" section is deleted and replaced with the following:

   The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies) and may short sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

On page 23, in the "Main Risks" section, the first bullet is deleted and replaced with the following:

o Certain derivatives, such as short sales, could produce disproportionate losses.